ANNUAL REPORT
--------------------------------------------------------------------------------

                      T. Rowe Price California Tax-Free Funds

--------------------------------------------------------------------------------

                                February 28, 1997

================================================================================


Report Highlights
--------------------------------------------------------------------------------

* Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

* The California Tax-Free Money Fund returned 1.43% and 2.87% for the 6- and 12-month periods, respectively, matching the average of its Lipper peer group.

* The California Tax-Free Bond Fund returned 4.95% and 5.64% for the 6- and 12-month periods, respectively, exceeding the Lipper peer group average in each case.

* The Money Fund maintained a slightly longer-than-average maturity over the past six months to pick up yield; the Bond Fund kept its duration within a narrow range and focused on adding value through security selection.

*    With  the  economy  showing  ongoing   strength  and  the  Federal  Reserve
     indicating a bias toward a tighter monetary policy, our outlook is somewhat cautious for the coming months.

Fellow Shareholders
--------------------------------------------------------------------------------

     The municipal bond market and your fund generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year and ended slightly higher than where they started at the end of last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

MARKET ENVIRONMENT

     Much of the movement in interest rates last year reflected the market's anticipation of action or inaction by the Federal Reserve. The fund's fiscal year began with interest rates rising due to signs of stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long- term rates then reversed course and fell through November as it became evident that the economy was slowing in the third quarter and the Federal Reserve was not going to raise rates. Another uptick in rates took place over the last three months as the economy showed renewed strength and investors once again anticipated possible tightening by the Federal Reserve.

     [edgar description: insert chart California Yield Indexes. A 2-line chart showing California Bond Index and California Money Index from 2/29/96 through 2/28/97][wrap the following paragraph around the chart]

     In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling at virtually the same levels as a year ago. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31, 1996, and 5.45% a year ago. Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. One-year note rates traded within a 70-basis-point range during the year, ending at 3.70% compared with 3.25% a year ago. California rates generally followed national trends.

     As concerns regarding tax reform and flat tax legislation diminished, municipals provided higher returns than long-term Treasuries throughout most of the fiscal year. As a result, the yield ratio of municipals to Treasuries decreased from 87% last year to slightly less than 81%. The higher the ratio, the more attractive tax-exempt securities are for investors. In other words, long-term municipal yields were 81% of the yield on comparable Treasuries on February 28, a level that benefits investors in brackets above 19%, whereas a year ago with the ratio at 87%, investors in brackets upwards of 13% benefited from municipals.

==============================
California's economy continued
to expand at a healthy pace...
------------------------------

     California's economy continued to expand at a healthy pace, with nonfarm employment growing by 2.7% compared with 2.0% for the U.S. Personal income data for the first nine months of 1996 also showed California outpacing the nation, with a 5.4% increase versus 4.2% for the U.S. As a result, the state's financial picture strengthened. The governor expects the General Fund's reserve to increase substantially by the end of fiscal 1998, assuming continued positive economic trends and significant saving from welfare reform. California general obligation bond ratings are strong A's, and the rating agencies are not projecting any changes at this time. However, recent legislation to facilitate deregulation in the state's electric power industry caused Standard & Poor's to downgrade the debt of the Los Angeles Department of Water & Power and other southern California utilities because of concerns over rate reductions.

     Local governments face considerable uncertainty. The lack of financial flexibility, which originated with Proposition 13 in 1978, was worsened by the passage of Proposition 218, which requires voter approval for a variety of tax and fee increases for cities, counties, and special districts and also mandates voter ratification for a number of existing taxes. This development prompted Moody's to downgrade a number of cities, including Los Angeles and San Diego, in late 1996. Proposition 218 also complicated the legal analysis of proposed bond issues and, in the months following adoption, reduced issuance in certain categories, such as Mello-Roos issues. In time, most observers anticipate legislative or judicial clarification of the varied and complex Proposition 218 legal issues and a return to normal volume levels. Large, urban counties, such as Los Angeles, remain under fiscal pressure mainly due to heavy social service burdens, but relief could be on the way if a state welfare reform proposal is adopted. Orange County emerged from bankruptcy on June 12, 1996, and is now current on all of its debt. Nevertheless, the county must rein in spending and sharply boost its financial reserves to promote permanent financial recovery.

CALIFORNIA TAX-FREE MONEY FUND

     When all was said and done, the short-term yield curve ended the year little changed from year ago levels in the 1- to 30-day range but 20 to 50 basis points higher in the 60-day to one-year range. Reflecting strong demand for state tax-exemption in this high-tax state, yields on California issues averaged 15 to 20 basis points lower than yields on comparable out-of-state securities for maturities under 90 days. However, yields on six-month and one-year California notes were close to national levels because the large supply of California securities tends to define the national scale.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/97 .......................       6 Months       12 Months
--------------------------------------------------------------------------------
California Tax-Free
Money Fund ..................................          1.43%           2.87%

Lipper California Tax-Exempt
Money Market Funds Average ..................          1.43            2.86
================================================================================

     Your fund's performance was in line with its peer group average for both the 6- and 12-month periods, as shown in the table.

     The money fund ended the fiscal year with a weighted average maturity (WAM) of 44 days, shorter than the 55-day WAM six months ago and a bit longer than the 40-day peer group average. Throughout the past six months, we emphasized a modestly longer-than-average maturity. We felt reasonably confident that the Federal Reserve would need more concrete evidence of inflation before raising the federal funds rate, especially during the second half of 1996 when the presidential election was so close at hand. We used our longer maturity target to take advantage of the positive yield curve (yields rise with maturity) by participating more heavily in 6- and 12-month municipal notes, which provided, on average, 40 to 50 basis points more yield than very short maturities. At the same time, we reduced our holdings of variable rate securities.

     In an effort to increase the fund's yield over the past year, we increased our holdings of securities whose income is subject to the alternative minimum tax from 8% of the portfolio to 18%. These securities yield an additional 10 basis points on average, so we took advantage of the 20% of assets the fund is allowed to invest in such issues.

     Last year, assets in tax-exempt money funds grew 9% to a record $147 billion, and this solid source of demand increased our comfort level with our longer maturity posture. The additional $12 billion in new cash flow more than offset the $5 billion increase in the new issue supply. California money funds as a group grew 11% to $17.6 billion.

CALIFORNIA TAX-FREE BOND FUND

     The past year was a relatively healthy one for the California bond market as overall returns outpaced national averages and new issuance rose 22% after falling the previous year. Your fund also had a good year, providing returns that exceeded its Lipper peer group average for both the 6- and 12-month periods ended February 28.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/97 ...................        6 Months           12 Months
--------------------------------------------------------------------------------
California Tax-Free
Bond Fund ...............................           4.95%               5.64%

Lipper California Municipal
Debt Funds Average ......................           4.76                4.81
================================================================================

     Our strategy for the past six months and year was to manage our interest rate exposure (measured by duration) within a modest range and to use our credit research to uncover opportunities. We began the fund's fiscal year near the low end of what we consider a "neutral" duration range of 7.5 to 8.0 years, increased it over the summer as interest rates reached their highs for the year, and closed the year back near 7.5 years, reflecting a more cautious outlook. At no time did we expect a broad swing in rates that would merit a more aggressive strategy, nor was there such a move. As a result, there was little net change in the fund's beginning and ending share price, and 12-month returns largely reflected income.

     Thorough credit research is essential in California, where there are always new developments. The approval of Proposition 218, electric utility deregulation, welfare reform, and the opening of a major toll road in the fall of 1996 all have implications for credit quality and bond prices. We were on the lookout for more A-rated and BBB-rated bonds that might be upgraded, but our success in finding them was thwarted somewhat by the high level of bonds issued with insurance (58% of new California issues in 1996). At the same time, yield spreads between higher- and lower-quality bonds continued to narrow, and by year-end we felt we were not compensated adequately for purchasing lower-quality issues. Nevertheless, our duration and credit strategies enabled the fund to post strong relative results.

OUTLOOK

     The economy is in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

     We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remain high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any fed funds increase will be small since short-term rates are well above the recent trend rate of inflation. Overall, we remain cautious on interest rates but do not expect to see a significant move in bond prices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.

Respectfully submitted,

/s/

Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

/s/

Mary J. Miller
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 21, 1997

T. Rowe Price California Tax-Free Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                            8/31/96      2/28/97
California Tax-Free Money Fund
--------------------------------------------------------------------------------
Price Per Share ..................................     $     1.00    $     1.00

Dividends Per Share +
     For 6 months ................................           0.014         0.014
     For 12 months ...............................           0.029         0.028

Dividend Yield (7-Day Compound) * ................           2.87%         2.85%

Weighted Average Maturity (days) .................             55            44
Weighted Average Quality ** ......................     First Tier    First Tier

California Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share ..................................     $    10.24    $    10.47

Dividends Per Share +
     For 6 months ................................           0.27          0.28
     For 12 months ...............................           0.55          0.55

Dividend Yield *
     For 6 months ................................           5.30%         5.35%
     For 12 months ...............................           5.41          5.40

Weighted Average Maturity (years) ................          18.0          17.2
Weighted Average Effective Duration (years) ......           7.9           7.6
Weighted Average Quality *** .....................            AA-           AA-
--------------------------------------------------------------------------------

+ Taxability of dividends: 100% and 96.9% of the California Tax-Free Money Fund dividends paid for the 12 months ended 2/28/97 were exempt from federal and California income taxes, respectively; 100% of the California Tax-Free Bond Fund dividends paid for the 12 months ended 2/28/97 were exempt from federal and California income taxes.

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.
================================================================================

T. Rowe Price California Tax-Free Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Sector Diversification
                                                         Percent of  Percent of
                                                         Net Assets  Net Assets
                                                            8/31/96     2/28/97
California Tax-Free Money Fund
--------------------------------------------------------------------------------
General Obligation - Local .............................         12%         18%
Hospital Revenue .......................................         16          15
Water and Sewer Revenue ................................         10          15
Lease Revenue ..........................................         10          10
Industrial and Pollution Control Revenue ...............          4           9
Nuclear Revenue ........................................          7           6
Electric Revenue .......................................          6           6
General Obligation - State .............................          4           5
Prerefunded Bonds ......................................          9           5
Pooled Loan Revenue ....................................          4           4
Air and Sea Transportation Revenue .....................          3           3
Ground Transportation Revenue ..........................          -           2
All Other ..............................................         12           1
Other Assets Less Liabilities ..........................          3           1
--------------------------------------------------------------------------------
Total ..................................................        100%        100%

California Tax-Free Bond Fund
--------------------------------------------------------------------------------
Dedicated Tax Revenue ..................................         16%         16%
Lease Revenue ..........................................          9          13
Water and Sewer Revenue ................................         10          11
Prerefunded Bonds ......................................          7           9
Housing Finance Revenue ................................          8           8
Air and Sea Transportation Revenue .....................          9           7
Nuclear Revenue ........................................          7           7
General Obligation - Local .............................          9           6
Hospital Revenue .......................................          5           5
General Obligation - State .............................          6           4
Educational Revenue ....................................          4           3
Escrowed to Maturity ...................................          2           2
Electric Revenue .......................................          2           2
All Other ..............................................          5           6
Other Assets Less Liabilities ..........................          1           1
--------------------------------------------------------------------------------
Total ..................................................        100%        100%
================================================================================

T. Rowe Price California Tax-Free Funds
================================================================================
Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     [California Tax Free Money Fund - SEC Graph: a line chart ahowing the cumulative growth of $10,000 invested in the California Money Fund from inception compared with $10,000 invested in a broad-based index or average over the same period]

     [California Tax Free Bond Fund - SEC Graph: a line chart ahowing the cumulative growth of $10,000 invested in the California Bond Fund from inception compared with $10,000 invested in a broad-based index or average over the same period]

Average Annual Compound Total Return

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 2/28/97                1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
California Tax-Free Money Fund        2.87%       2.89%       2.58%        3.54%
California Tax-Free Bond Fund         5.64        5.78        7.37         6.22
--------------------------------------------------------------------------------
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price California Tax-Free Money Fund
====================================================================================================================================
                                           For a share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
                                                       Year
                                                      Ended
                                                    2/28/97          2/29/96          2/28/95          2/28/94          2/28/93
NET ASSET VALUE
Beginning of period .....................        $    1.000       $    1.000       $    1.000       $    1.000       $    1.000
Investment activities
      Net investment income .............             0.028*           0.032*           0.025*           0.019*           0.023*
Distributions
      Net investment income .............            (0.028)          (0.032)          (0.025)          (0.019)          (0.023)
NET ASSET VALUE
End of period ...........................        $    1.000       $    1.000       $    1.000       $    1.000       $    1.000
Ratios/Supplemental Data
Total return ............................              2.87%*           3.24%*           2.55%*           1.92%*           2.31%*
Ratio of expenses to
average net assets ......................              0.55%*           0.55%*           0.55%*           0.55%*           0.55%*
Ratio of net investment
income to average
net assets ..............................              2.82%*           3.20%*           2.51%*           1.90%*           2.29%*
Net assets, end of period
(in thousands) ..........................        $   82,210       $   72,739       $   76,289       $   74,016       $   66,617
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 0.55% voluntary expense limitation in effect 11/7/90 through 2/28/97.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Bond Fund
====================================================================================================================================
                                           For a share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights

                                              Year
                                             Ended

                                                    2/28/97          2/29/96          2/28/95          2/28/94          2/28/93
NET ASSET VALUE
Beginning of period .....................        $    10.45       $    10.00       $    10.43       $    10.65       $     9.85
Investment activities
      Net investment income .............              0.55             0.55             0.55*            0.56*            0.57*
      Net realized and

      unrealized gain (loss) ............              0.02             0.45            (0.41)            0.01             0.80
      Total from

      investment activities .............              0.57             1.00             0.14             0.57             1.37
Distributions

      Net investment income .............             (0.55)           (0.55)           (0.55)           (0.56)           (0.57)
      Net realized gain .................                 N                N            (0.02)           (0.23)               N
      Total distributions ...............             (0.55)           (0.55)           (0.57)           (0.79)           (0.57)

NET ASSET VALUE

End of period ...........................        $    10.47       $    10.45       $    10.00       $    10.43       $    10.65
Ratios/Supplemental Data
Total return ............................              5.64%           10.28%            1.60%*           5.37%*          14.41%*
Ratio of expenses to
average net assets ......................              0.62%            0.63%            0.60%*           0.60%*           0.60%*
Ratio of net investment
income to average
net assets ..............................              5.29%            5.40%            5.60%*           5.19%*           5.69%*
Portfolio turnover rate .................              47.3%            61.9%            78.0%            73.4%            57.5%
Net assets, end of period
(in thousands) ..........................        $  160,813       $  146,194       $  131,953       $  151,936       $  143,973
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/95.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Money Fund
================================================================================
                                                               February 28, 1997
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                   Par     Value
In thousands
--------------------------------------------------------------------------------
CALIFORNIA  96.1%

California

        GO, 6.30%, 5/1/97 ....................................   $   50   $   50
        GO, 9.00%, 6/1/97 ....................................    2,000    2,026
        GO, RAN, 4.50%, 6/30/97 ..............................    1,900    1,905
California Dept. of Water Resources, TECP

                3.40%, 6/9 - 6/10/97 .........................    2,600    2,600
California EFA

        California Institute of Technology

                VRDN (Currently 3.05%) .......................      500      500
        Stanford Univ., VRDN (Currently 3.10%) ...............      500      500
California HFFA
        Catholic Healthcare West

                VRDN (Currently 3.15%) (MBIA Insured) ........    2,100    2,100
                5.00%, 7/1/97 AMBAC ..........................      625      628
        Kaiser Permanente, VRDN (Currently 3.20%) ............      600      600
        Pooled Loan Program, VRDN (Currently 3.30%)
                (FGIC Insured) ...............................    3,000    3,000
        Santa Barbara Cottage Hosp ...........................
                VRDN (Currently 3.10%) .......................    3,365    3,365
California Pollution Control Fin. Auth., PCR
        Exxon, VRDN (Currently 3.25%) ........................      700      700
        Pacific Gas and Electric
                VRDN (Currently 3.25%) * .....................    3,500    3,500
        Shell Oil, VRDN (Currently 3.40%) * ..................    3,500    3,500
California Statewide CDA

        Chevron, 3.40%, 3/3/97 * .............................    3,350    3,350
        Kaiser Permanente, VRDN (Currently 3.20%) ............    3,100    3,100
        St. Joseph Health Systems
                VRDN (Currently 3.20%) .......................    2,300    2,300
Chula Vista Industrial Dev. Agency
        San Diego Gas and Electric, VRDN (Currently 3.60%) * .    1,700    1,700
Contra Costa County, GO, TRAN, 4.50%, 7/3/97 .................      600      601
Irvine Public Fac. and Infrastructure Auth ...................

                VRDN (Currently 3.15%) ....................     3,245      3,245

Kern County Union High School Dist., Golden Empire Schools

                VRDN (Currently 3.35%) ....................   $ 1,100    $ 1,100
Long Beach Harbor, TECP, 3.35 - 4.50%, 4/3 - 5/15/97* .....     2,500      2,501
Los Angeles, GO, 6.40%, 9/1/97 ............................        25         25
Los Angeles County
        GO, TRAN, 4.50%, 6/30/97 ..........................     1,400      1,403
        Pension Obligation, GO, VRDN (Currently 3.20%)
                (AMBAC Insured) ...........................     2,600      2,600
Los Angeles County Metropolitan Transportation Auth .......

        Sales Tax, 3.20%, 3/5/97 (FGIC Insured) ...........       700        700
Los Angeles Wastewater
                8.50%, 6/1/97 (MBIA Insured) ..............       300        303
                TECP, 3.35 - 3.45%, 4/9 - 5/8/97 ..........     5,500      5,500
Metropolitan Water Dist. of Southern California

                TECP, 3.40%, 4/4 - 6/10/97 ................     1,500      1,500
                VRDN (Currently 3.15%)
                (AMBAC Insured) ...........................     1,400      1,400
MSR Public Power Agency, San Juan
                VRDN (Currently 3.10%)

                (AMBAC Insured) ...........................     1,000      1,000
Newport Beach, Hoag Memorial Hosp .........................
                VRDN (Currently 3.35%) ....................       300        300
Oakland
        COP, VRDN (Currently 3.65%) .......................     1,800      1,800
        GO, TRAN, 4.75%, 6/30/97 ..........................     1,000      1,003
Oakland Redev. Agency, Oakland Museum, 8.125%, 4/1/12
                (AMBAC Insured)
                (Prerefunded 4/1/97+) .....................       100        102
Port of Oakland, 7.60%, 11/1/16 (BIGI Insured)

                (Prerefunded 5/1/97+)* ....................       400        411
Riverside County
        COP, VRDN (Currently 3.30%) .......................     1,100      1,100
        GO, TRAN, 3.25%, 3/5/97 ...........................     2,300      2,300
        GO, TRAN, 4.50%, 6/30/97 ..........................       600        602
Sacramento County, GO, TRAN, 4.50%, 9/30/97 ...............     2,980      2,994
San Diego, GO, TAN, 4.50%, 7/2/97 .........................     1,000      1,002
San Diego County Water Auth., 7.30%, 5/1/09

                (Prerefunded 5/1/97+) .....................     2,000      2,052
San Jose/Santa Clara Water Fin. Auth ......................
                VRDN (Currently 3.20%) ....................   $ 1,000    $ 1,000
San Luis Obispo County, GO, TRAN, 4.50%, 7/8/97 ...........     1,000      1,002
San Mateo County, GO, TRAN, 4.50%, 7/1/97 .................     1,000      1,002
Santa Clara/El Camino Hosp. Dist., Valley Medical Center
                VRDN (Currently 3.20%) ....................       500        500

Southern California Public Power Auth .....................
                VRDN (Currently 3.20%) (AMBAC Insured) ....     4,000      4,000
Stanislaus County, GO, TRAN, 4.50%, 7/1/97 ................       500        501
Total California (Cost ....................................   $78,973)    78,973

PUERTO RICO 2.6%

Puerto Rico Commonwealth, Transportation, TRAN
                4.00%, 7/30/97 ...........................      1,000      1,002

Puerto Rico Electric Power Auth ..........................

                8.40%, 7/1/15 (Prerefunded 7/1/97+) ......        285        295
                9.375%, 7/1/17 (Prerefunded 7/1/97+) .....        500        520
Puerto Rico Public Buildings Auth., GO

                7.875%, 7/1/16 (Prerefunded 7/1/97+) .....        325        336
Total Puerto Rico (Cost $2,153)                                            2,153

Total Investments in Securities
98.7% of Net Assets (Cost  $ 81,126)                                    $ 81,126
Other Assets Less Liabilities .........................                    1,084

NET ASSETS ............................................                  $82,210
Net Assets Consist of:
Accumulated  net investment  income -
net of  distributions .................................                 $      4
Accumulated net realized gain/loss -
net of distributions ..................................                    (105)
Paid-in-capital  applicable to 82,314,975 no par
value shares of  beneficial  interest  outstanding;
unlimited number of shares authorized .................                   82,311
NET ASSETS ............................................                 $ 82,210
NET ASSET VALUE PER SHARE .............................                 $   1.00

        *       Interest subject to alternative minimum tax
        +       Used in determining portfolio maturity

        AMBAC   AMBAC Indemnity Corp.
        BIGI    Bond Investors Guaranty Insurance
        CDA     Community Development Administration
        COP     Certificates of Participation
        EFA     Educational Facility Authority
        FGIC    Financial Guaranty Insurance Company
        GO      General Obligation
        HFFA    Health Facility Financing Authority
        MBIA    Municipal Bond Investors Assurance Corp.
        PCR     Pollution Control Revenue
        RAN     Revenue Anticipation Note
        TAN     Tax Anticipation Note
        TECP    Tax-Exempt Commercial Paper
        TRAN    Tax Revenue Anticipation Note
        VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Bond Fund
================================================================================
                                                               February 28, 1997
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                   Par     Value
In thousands
--------------------------------------------------------------------------------
CALIFORNIA  98.0%

Alameda County, Public Fac., COP

                6.00%, 9/1/21 (MBIA Insured) .............     $1,000     $1,035
Anaheim Public Fin. Auth., Public Improvements
                5.00%, 9/1/27 (FSA Insured) ..............      1,935      1,743
Brea Public Fin. Auth., Tax Allocation Redev .............
                6.75%, 8/1/22 (MBIA Insured) .............      1,435      1,576
California
        GO, 5.25%, 10/1/20 ...............................      1,700      1,603
        GO, 6.40%, 2/1/20 * ..............................      2,200      2,263
        GO, RAN, 4.50%, 6/30/97 ..........................      2,900      2,909
California Dept. of Water Resources
        Central Valley

                7.00%, 12/1/11 ...........................      1,730      2,042
                7.00%, 12/1/12 ...........................      1,000      1,184
California EFA
        Pooled College and Univ ..........................

                5.60%, 12/1/14 ...........................      1,000        985
                5.60%, 12/1/20 ...........................      1,000        964
        St. Mary's College of California

                7.50%, 10/1/20 (Prerefunded 10/1/00+) ....      2,000      2,258
        Stanford Univ., 5.25%, 12/1/26 ...................      1,500      1,420
California HFFA, Catholic Healthcare West

                5.25%, 7/1/23 (AMBAC Insured) ............      1,000        933
California Housing Fin. Agency
                6.15%, 8/1/16 * ..........................      1,000      1,016
                6.70%, 8/1/15 ............................      1,100      1,149
                6.70%, 8/1/25 * ..........................        955        996
                6.85%, 8/1/17 ............................      3,015      3,160
                7.20%, 8/1/09 ............................        280        293
                7.25%, 8/1/10 ............................        185        192
                7.25%, 8/1/17 ............................      1,000      1,073
                7.625%, 8/1/09 ...........................        760        780
                7.875%, 8/1/19 ...........................        405        421
                8.00%, 8/1/19 ............................        200        211
                8.10%, 8/1/07 ............................        300        310
                8.20%, 8/1/17 ............................      1,425      1,475

California Pollution Control Fin. Auth., PCR
        Pacific Gas and Electric

                5.85%, 12/1/23 (MBIA Insured) * $ ........      2,000     $2,000
        Resource Recovery, 7.15%, 2/1/11 * ...............      2,500      2,703
        Southern California Edison, 6.85%, 12/1/08
                (AMBAC Insured) ..........................      1,000      1,074

California Public Works Board
        Dept. of Corrections, 6.875%, 11/1/14

                (Prerefunded 11/1/04+) ...................      1,000      1,168
        Univ. of California
                5.50%, 6/1/14 ............................      2,000      1,982
                6.40%, 12/1/16 (AMBAC Insured)
                (Prerefunded 12/1/02+) ...................      1,000      1,121
California Statewide CDA

        Chevron Inc., VRDN (Currently 3.40%) * ...............      100      100
        Sutter Health, COP
                5.50%, 8/15/23 (MBIA Insured) ................    2,000    1,914
Castaic Lake Water Agency
        Water System Improvement, COP

                7.00%, 8/1/12 (MBIA Insured) .................    1,000    1,175
                7.00%, 8/1/13 (MBIA Insured) .................    1,700    2,000
Castaic Union School Dist., GO

                Zero Coupon, 5/1/18 (FGIC Insured) ...........    6,675    1,976
Central Coast Water Auth., State Water Project Regional Fac ..
                6.60%, 10/1/22 (AMBAC Insured)

                (Prerefunded 10/1/02+) .......................    1,000    1,128
Contra Costa County, Merrithew Memorial Hosp., COP

                5.375%, 11/1/17 (MBIA Insured) ...............    2,185    2,084
Contra Costa Water Dist ......................................
                5.00%, 10/1/20 (FGIC Insured) ................    1,500    1,350
                7.625%, 10/1/08 (Prerefunded 10/1/98+) .......      500      540
Corona Redev. Agency, Tax Allocation

                6.25%, 9/1/13 (FGIC Insured) .................    1,000    1,066
Coronado CDA, Tax Allocation, 5.70%, 9/1/12 (FSA Insured) ....    1,000    1,028
East Bay Municipal Utility Dist., Water System, 6.00%, 6/1/12 2,000 2,078 Emeryville Public Fin. Auth., Housing Increment Loan
                6.20%, 9/1/25 ................................    1,000    1,006
Foothill / Eastern Transportation Corridor Agency

        California Toll Road, Zero Coupon, 1/1/17 ............   $4,000   $1,159

Fresno Joint Powers Fin. Auth, 5.75%, 9/2/98 .................      500      507
Inglewood Redev. Agency, Century Redev., 6.125%, 7/1/23 ......    2,800    2,794
Inland Empire Solid Waste Fin. Auth ..........................
        San Bernardino County Landfills

                6.25%, 8/1/11 (FSA Insured) * ................    1,000    1,069
Irvine Public Fac. and Infrastructure Auth ...................
                VRDN (Currently 3.15%) .......................      855      855
Kern County Union High School Dist., GO
                7.00%, 8/1/10 (MBIA Insured) .................    1,000    1,184
Long Beach, Harbor, 7.25%, 5/15/19 * .........................    2,500    2,629
Los Angeles, Wastewater, 7.10%, 6/1/18 .......................    1,000    1,070
Los Angeles County
        Civic Center Heating and Refrigerating Plant, COP

                8.00%, 6/1/10 (Prerefunded 6/1/98+) ..........      500      536
        Marina del Rey, COP, 6.50%, 7/1/08 ...................    1,000    1,040
        Public Works Fin. Auth ...............................

                5.50%, 10/1/18 (FSA Insured) .................    1,500    1,481
Los Angeles County Metropolitan Transportation Auth ..........
        Sales Tax, 7.40%, 7/1/15 .............................      515      557
Los Angeles County Public Works Fin. Auth ....................
        Multiple Capital Fac .................................

                5.125%, 6/1/17 (AMBAC Insured) ...............    4,000    3,776
Los Angeles Harbor Dept
                6.50%, 8/1/25 (Prerefunded 8/1/02+) ........     1,000     1,116
                6.625%, 8/1/19 * ...........................     2,500     2,680
                7.60%, 10/1/18 (Escrowed to Maturity) ......     3,000     3,763
Los Angeles Municipal Improvement Corp., Central Library
                6.35%, 6/1/20 ..............................     1,500     1,557

Midpeninsula Regional Open Space Dist., Fin. Auth

                5.90%, 9/1/14 (AMBAC Insured) ..............     1,250     1,294
Modesto Irrigation Dist. Fin. Auth., Geysers
                6.00%, 10/1/15 (MBIA Insured) ..............     1,500     1,567
Mojave Water Agency, Morongo Basin
                5.75%, 9/1/15 (FGIC Insured) ...............     2,000     2,035
Mt. Diablo Hosp. Dist., 8.00%, 12/1/11 (AMBAC Insured)
                (Prerefunded 12/1/00+) .....................     1,250     1,432
Newport Beach, Hoag Memorial Hosp
                VRDN (Currently 3.35%) .....................    $1,000    $1,000
Oakland, GO, 7.60%, 8/1/21 (FGIC Insured) ..................     3,500     3,729
Orange County
        COP, 6.00%, 7/1/26 (MBIA Insured) ..................     1,000     1,026
        Juvenile Justice Center, COP
                7.625%, 6/1/19 (Prerefunded 6/1/99+) .......     1,750     1,916
        Recovery, 6.00%, 6/1/10 (MBIA Insured) .............     2,500     2,682

Orange County Local Transportation Auth., Sales Tax

                6.00%, 2/15/09 (AMBAC Insured) .............       750       806
Orchard School Dist., GO, 6.50%, 8/1/19 (FGIC Insured) .....     1,000     1,094
Pittsburg PFA, Wastewater, 5.375%, 6/1/22 (FGIC Insured) ...     1,000       949
Placentia PFA, Special Tax, 6.60%, 9/1/15 ..................     1,000       994
Pomona Unified School Dist., GO

                6.15%, 8/1/15 (MBIA Insured) ...............     1,000     1,079
Rancho Mirage Joint Powers Fin. Auth
        Eisenhower Medical Center

                5.25%, 7/1/17 (MBIA Insured) ...............     1,000       950
Riverside County, Desert Justice Fac., COP
                6.00%, 12/1/12 (MBIA Insured) ..............     1,000     1,044
Sacramento City Fin. Auth., Lease, 5.00%, 11/1/14 ..........     2,000     1,901
Sacramento County
        GO, TRAN, 4.50%, 9/30/97 ...........................     1,000     1,005
        Public Fac., Coroner Crime Laboratory, COP

                6.375%, 10/1/14 (AMBAC Insured) ............     1,000     1,081
Saddleback Valley Unified School Dist
        Public Fin. Auth., Special Tax

                6.00%, 9/1/15 (FSA Insured) ................     1,375     1,467
        Special Tax, Zero Coupon, 9/1/19 (FSA Insured) .....     2,370       646
San Bernardino County, West Valley Detention Center

                7.70%, 11/1/18 (Prerefunded 11/1/98+) ......       500       542
San Diego, IDR, San Diego Gas and Electric
                6.40%, 9/1/18 (MBIA Insured) ...............     1,175     1,258
San Francisco Building Auth., San Francisco Civic
Center Complex

                5.25%, 12/1/16 (AMBAC Insured) .............     1,000       962
San Francisco City and County
        Airport

                6.30%, 5/1/25 (FGIC Insured) * .............     1,000     1,052
                6.50%, 5/1/18 (AMBAC Insured) * ............     4,000     4,261
San Francisco City and County
        Public Utility Commission

                6.00%, 11/1/15 .............................    $3,000    $3,091
                8.00%, 11/1/11 .............................     1,000     1,050
Santa Ana Housing Auth., Villa Del Sol Apartments
                5.65%, 11/1/21 * ...........................     1,000     1,021
Santa Clara County Fin. Auth., VMC Fac

                7.75%, 11/15/11 (AMBAC Insured) ............     1,000     1,243

Santa Clara Redev. Agency, Bayshore North
                7.00%, 7/1/10 (AMBAC Insured) ...........      3,000       3,524
Santa Margarita/Dana Point Auth .........................
                7.25%, 8/1/10 (MBIA Insured) ............      1,000       1,198
South Orange County PFA, 7.00%, 9/1/07 (MBIA Insured) ...      2,000       2,336
Southern California Public Power Auth ...................

                VRDN (Currently 3.20%) (AMBAC Insured) ..      2,000       2,000
        Multiple Projects
                6.75%, 7/1/10 ...........................      2,100       2,356
                6.75%, 7/1/12 ...........................      1,700       1,920
        Palo Verde, 5.00%, 7/1/15 (AMBAC Insured) .......      2,000       1,866
Torrance, Little Co. of Mary Hosp., 6.875%, 7/1/15 ......      1,305       1,393
Tri City Hosp. Dist., 7.50%, 2/1/17 (MBIA Insured)
                (Prerefunded 2/1/02+) ...................      2,000       2,306
Tulare County, Capital Improvement, COP

                6.00%, 2/15/16 (MBIA Insured) ...........      1,000       1,035
Univ. of California
        Multiple Purpose

                5.00%, 9/1/14 (AMBAC Insured) ...........      3,000       2,836
                5.00%, 9/1/23 (AMBAC Insured) ...........      1,000         895
Upland, San Antonio Community Hosp., COP, 5.75%, 1/1/07 .      1,000       1,030
Vista CDA, 5.50%, 9/1/23 (MBIA Insured) .................      1,510       1,469
Total California (Cost ..................................   $148,913)    157,598
PUERTO RICO 0.7%

Puerto Rico Electric Power Auth .........................
                7.00%, 7/1/21 (Prerefunded 7/1/01+) .....      1,000       1,124

Total Puerto Rico (Cost  $1,009)                                           1,124

Total Investments in Securities
98.7% of Net Assets (Cost  $149,922)                                    $158,722

Other Assets Less Liabilities                                              2,091

NET ASSETS                                                              $160,813

Net Assets Consist of:
Accumulated net investment income - net of distributions                      $6
Accumulated net realized gain/loss - net of distributions                (1,168)
Net unrealized gain (loss)                                                 8,800
Paid-in-capital applicable to 15,363,543  no par
shares of beneficial interest outstanding;
unlimited number of shares authorized                                    153,175

NET ASSETS                                                              $160,813
NET ASSET VALUE PER SHARE                                                 $10.47

        *       Interest subject to alternative minimum tax
        +       Used in determining portfolio maturity
        AMBAC   AMBAC Indemnity Corp.
        CDA     Community Development Administration
        COP     Certificates of Participation
        EFA     Educational Facility Authority
        FGIC    Financial Guaranty Insurance Company
        FSA     Financial Security Assurance Corp.
        GO      General Obligation
        HFFA    Health Facility Financing Authority
        IDR     Industrial Development Revenue
        MBIA    Municipal Bond Investors Assurance Corp.
        PCR     Pollution Control Revenue
        PFA     Public Facility Authority
        RAN     Revenue Anticipation Note
        TRAN    Tax Revenue Anticipation Note
        VRDN    Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Income Trust
================================================================================
Statement of Operations

                                                        Money Fund    Bond Fund
In thousands
                                                              Year
                                                             Ended
                                                           2/28/97      2/28/97
--------------------------------------------------------------------------------
Investment Income
Interest income .....................................      $ 2,550      $ 8,864
Expenses
      Investment management .........................          195          644
      Custody and accounting ........................          101          119
      Shareholder servicing .........................           85          119
      Legal and audit ...............................           11           11
      Prospectus and shareholder reports ............           10           13
      Trustees ......................................            6            7
      Registration ..................................            4            5
      Miscellaneous .................................            4            6
      Total expenses ................................          416          924
Net investment income ...............................        2,134        7,940
Realized and Unrealized Gain (Loss)
Net realized gain (loss)

      Securities ....................................           13           51
      Futures .......................................            -          (38)
      Written options ...............................            -           26
      Net realized gain (loss) ......................           13           39
Change in net unrealized gain or loss
      Securities ....................................            -          299
      Futures .......................................            -           24
      Change in net unrealized gain or loss .........            -          323
Net realized and unrealized gain (loss) .............           13          362
INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS ..............................      $ 2,147      $ 8,302
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Income Trust
====================================================================================================================================
Statement of Changes in Net Assets

In thousands                                                          Money Fund                                     Bond Fund

                                                     Year                                          Year
                                                    Ended                                         Ended
                                                  2/28/97                2/29/96                2/28/97                2/29/96
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
      Net investment income ............       $    2,134             $    2,303             $    7,940             $    7,498
      Net realized gain (loss) .........               13                     25                     39                  2,386
      Change in net unrealized
      gain or loss .....................             --                       25                    323                  3,713
      Increase (decrease) in
      net assets from operations .......            2,147                  2,353                  8,302                 13,597
Distributions to shareholders

      Net investment income ............           (2,134)                (2,303)                (7,940)                (7,498)
Capital share transactions *
      Shares sold ......................           78,584                 58,518                 32,731                 25,056
      Distributions reinvested .........            1,995                  2,098                  5,523                  5,185
      Shares redeemed ..................          (71,121)               (64,216)               (23,997)               (22,099)
      Increase (decrease) in
      net assets from capital
      share transactions ...............            9,458                 (3,600)                14,257                  8,142
Net Assets

Increase (decrease) during period ......            9,471                 (3,550)                14,619                 14,241
Beginning of period ....................           72,739                 76,289                146,194                131,953
End of period ..........................       $   82,210             $   72,739             $  160,813             $  146,194
   *Share information

      Shares sold ......................           78,584                 58,518                  3,166                  2,445
      Distributions reinvested .........            1,995                  2,098                    535                    506
      Shares redeeemed .................          (71,121)               (64,216)                (2,328)                (2,159)
      Increase (decrease)

      in shares outstanding ............            9,458                 (3,600)                 1,373                    792
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Income Trust
================================================================================
                                                               February 28, 1997

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund), diversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on September 15, 1986.

Valuation

     Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

Premiums and Discounts

     Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-divid end date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objectives, the Bond Fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Options

     Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Transactions in options written and related premiums received for the Bond Fund during the year ended February 28, 1997, were as follows:

================================================================================
                                                      Number of
                                                      Contracts        Premiums
--------------------------------------------------------------------------------
Outstanding at beginning of period .............              N              $N
Written ........................................             25          31,000
Closed .........................................            (25)        (31,000)
Outstanding at end of period ...................              N              $N
================================================================================

Other

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $81,114,000 and $67,439,000, respectively, for the year ended February 28, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund has unused realized capital loss carryforwards for federal income tax purposes of $105,000, of which $9,000 expires in 1998, and $96,000 in 2003. Capital loss carryforwards utilized by the Money Fund in 1997 amounted to $13,000. The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,085,000, of which $1,084,000 expires in 2003, and $1,000 in 2005. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1997. The results of operations and net assets were not affected by the reclassifications.

================================================================================
Undistributed net investment income .........................           $ 1,000
Undistributed net realized gain .............................            (7,000)
Paid-in-capital .............................................             6,000
================================================================================

     At February 28, 1997, the aggregate costs of investments for the Money and Bond Funds for federal income tax and financial reporting purposes were $81,126,000 and $149,922,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $8,800,000, of which $8,828,000 related to appreciated investments and $28,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $16,000 and $53,000 were payable at February 28, 1997, by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1997, which would cause the Money Fund's ratio of expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $130,000 of management fees were not accrued by the Money Fund for the year ended February 28, 1997, and $141,000, remains unaccrued from the prior period. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses through February 28, 1999, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.55%.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $132,000 and $163,000, respectively, for the year ended February 28, 1997, of which $12,000 and $15,000, respectively, were payable at period-end.

T. Rowe Price California Tax-Free Income Trust
================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of T. Rowe Price California Tax-Free Funds

     We have audited the accompanying statement of net assets of T. Rowe Price California Tax-Free Money Fund and T. Rowe Price California Tax-Free Bond Fund (two of the portfolios comprising the T. Rowe Price California Tax-Free Income Trust) as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price California Tax-Free Money Fund and T. Rowe Price California Tax-Free Bond Fund as of February 28, 1997, the results of their operations, the changes in their net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 19, 1997

T. Rowe Price Shareholder Services
================================================================================

Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone

     1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person

     Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking

     Available on most fixed income funds ($500 minimum).

Automatic Investing

     From your bank account or paycheck.

Automatic Withdrawal

     Scheduled, automatic redemptions.

Distribution Options

     Reinvest all, some, or none of your distributions.

Automated 24-Hour Services

     Including Tele*AccessRegistration Mark and T. Rowe Price OnLine.

DISCOUNT BROKERAGE*

Individual Investments

     Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

Combined Statement

     Overview of your T. Rowe Price accounts.

Shareholder Reports

     Fund managers' reviews of their strategies and results.

T. Rowe Price Report

     Quarterly   investment   newsletter   discussing   markets  and   financial
strategies.

Performance Update

     Quarterly review of all T. Rowe Price fund results.

Insights

     Educational reports on investment strategies and financial markets.

Investment Guides

     Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC**
Science & Technology
Small-Cap Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

**   Effective May 1, 1997, the fund's name will change to Small-Cap Stock.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access [Registration Mark]:
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                    T. Rowe Price California Tax-Free Funds.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

             T. Rowe Price Investment Services, Inc., Distributor.

                                RPRTCAC 2/28/97